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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2005
                           -------------------------

                          WYOMING OIL & MINERALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)
                           -------------------------

           WYOMING                                         84-0217330
(State or Other Jurisdiction of                 (I.R.S. Employer Identification
        Incorporation)                                       Number)

                                      0-791
                            (Commission File Number)


  BLOCK B, G/F., PRINCE INDUSTRIAL BUILDING, 106 KING FUK STREET, SAN PO KONG,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                 (852) 2321 6108
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 9, 2005, the Board of Directors of Wyoming Oil & Minerals, Inc. (the "Company") approved the engagement of PKF to serve as its independent registered public accounting firm. On July 12, 2005, the Company received the written resignation of Stark Winter Schenkein & Co., LLP ("Stark Winter") as the Company's independent registered public accounting firm.

         The reports of Stark Winter on the consolidated financial statements of the Company for the fiscal years ended February 28, 2005 and February 29, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the fiscal years ended February 28, 2005 and February 29, 2004 and the subsequent interim period ended July 9, 2005, there were no disagreements between the Company and Stark Winter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Stark Winter's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's financial statement for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Stark Winter with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Stark Winter furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above and, if not, stating the respects in which it does not agree. Upon receipt of such letter, the Company will file it as an exhibit by way of an amendment to this Current Report on Form 8-K.

         During the fiscal years ended February 28, 2005 and February 29, 2004 and the subsequent interim period ended July 9, 2005, the Company did not consult with PKF with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

         (b) On July 9, 2005, the Board of Directors of the Company approved a change in the fiscal year end of the Company to March 31, effective as of July 9, 2005. The transitional financial period will be reported on a Form 10-Q for the quarter ended on June 30, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Wyoming Oil & Minerals, Inc.
                                             (Registrant)


Date:  July 14, 2005                         By: /s/ Shi Kai Biu (Simon)
                                                 -------------------------------
                                                 Shi Kai Biu (Simon),
                                                 Chief Executive Officer